SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549







                    __________________________



                             EXHIBITS



                                TO


                             FORM S-8
                   REGISTRATION STATEMENT UNDER
                    THE SECURITIES ACT OF 1933


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                       MEDPLUS CORPORATION
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                          EXHIBIT INDEX



Exhibit
Number
-------

5.1  Opinion of Levy & Levy, P.A. regarding
     the legality of the securities being offered hereby.

10.1 Employee/Consultant Compensation Plan

23.1 Consent of Stockman, Kast, Ryan & Scruggs, P.C.

23.2 Consent of Levy & Levy, P.A.
     (contained in Exhibit 5.1)